NASDAQ: CLBK June 6, 2019

SAFE HARBOR STATEMENT THIS PRESENTATION CONTAINS FORWARD‐LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING COLUMBIA FINANCIAL INC.’S EXPECTATIONS OR PREDICTIONS OF FUTURE FINANCIAL OR BUSINESS PERFORMANCE OR CONDITIONS. FORWARD‐LOOKING STATEMENTS ARE TYPICALLY IDENTIFIED BY WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “TARGET,” “ESTIMATE,” “CONTINUE,” “POSITIONS,” “PROSPECTS” OR “POTENTIAL,” BY FUTURE CONDITIONAL VERBS “WILL,” “WOULD,” “SHOULD,” “COULD” OR SUCH AS WILL, WOULD, SHOULD, COULD “MAY”, OR BY VARIATIONS OF SUCH WORDS OR BY SIMILAR EXPRESSIONS. THESE FORWARD‐LOOKING STATEMENTS ARE SUBJECT TO NUMEROUS ASSUMPTIONS, RISKS AND UNCERTAINTIES, WHICH CHANGE OVER TIME. FORWARD‐LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND WE ASSUME NO DUTY TO UPDATE FORWARD‐LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM CURRENT PROJECTIONS. IN ADDITION TO FACTORS PREVIOUSLY DISCLOSED IN COLUMBIA FINANCIAL’S REPORTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND THOSE IDENTIFIED ELSEWHERE IN THIS PRESENTATION, THE FOLLOWING FACTORS AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FORWARD‐LOOKING STATEMENTS OR HISTORICAL PERFORMANCE: CHANGES IN ASSET QUALITY AND CREDIT RISK; THE INABILITY TO SUSTAIN REVENUE AND EARNINGS GROWTH; OUR ABILITY TO CONTROL COSTS AND EXPENSES; CHANGES IN INTEREST RATES AND CAPITAL MARKETS; LOAN DELINQUENCY RATES; INFLATION; CUSTOMER ACCEPTANCE OF COLUMBIA BANK PRODUCTS AND SERVICES; CUSTOMER BORROWING, REPAYMENT, INVESTMENT AND DEPOSIT PRACTICES; CUSTOMER DISINTERMEDIATION; THE INTRODUCTION, WITHDRAWAL, SUCCESS AND TIMING OF BUSINESS INITIATIVES; COMPETITIVE CONDITIONS AND OUR ABILITY TO OFFER COMPETITIVE PRODUCTS AND PRICING; THE INABILITY TO REALIZE COST SAVINGS OR REVENUES OR TO IMPLEMENT INTEGRATION PLANS AND OTHER CONSEQUENCES ASSOCIATED WITH MERGERS, ACQUISITIONS AND DIVESTITURES; NATIONAL, REGIONAL AND LOCAL ECONOMIC CONDITIONS; AND THE IMPACT, EXTENT AND TIMING OF TECHNOLOGICAL CHANGES, CAPITAL MANAGEMENT ACTIVITIES, AND OTHER ACTIONS OF THE FEDERAL RESERVE BOARD AND OTHER LEGISLATIVE AND REGULATORY ACTIONS AND REFORMS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD‐LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THIS PRESENTATION ALSO INCLUDES INTERIM AND UNAUDITED FINANCIAL INFORMATION THAT IS SUBJECT TO FURTHER REVIEW BY COLUMBIA FINANCIAL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 2

• Columbia Financial, Inc. (“CLBK”) is the mid-tier holding company for Columbia Bank (the “Bank”), a community bank with 50 branches. • Established in 1927, the Bank is headquartered in Fair Lawn, NJ and operates branches in 10 New Jersey counties. • CLBK is in the mutual holding company (“MHC”) structure and completed its minority stock Note: Closing price April 20, 2018 offering of 46% of the total shares outstanding (43% to depositors and 3% to a charitable foundation) and began trading on April 20, 2018, raising $498.3 million in gross proceeds. The remaining 54% of the total shares outstanding are owned by Columbia Bank, MHC. • Directors and Executive Officers individually own approximately 854,000 shares as of May 31, 2019. 3

FINANCIAL PERFORMANCE AT (In thousands) Sept 30, 2016 Sept 30, 2017 Dec 31, 2017 Dec 31, 2018 Total Assets $5,037 $5,429 $5,766 $6,691 Loans Receivable, Net $3,932 $4,308 $4,400 $4,917 Deposits $3,823 $4,123 $4,263 $4,414 FOR THE THREE MONTHS FOR THE YEARS ENDED DECEMBER 31, SELECTED FINANCIAL RATIOS ENDED MARCH 31, 2019 1 2018 2017 Return on Average Assets 0.90% 0.36% 0.46% Core Return on Average Assets 0.89% 0.79% 0.55% Return on Average Equity 6.18% 2.87% 5.37% Core Return on Average Equity 6.14% 6.12% 6.27% Interest Rate Spread 2.31% 2.45% 2.62% Net Interest Margin 2.70% 2.74% 2.82% Non-Interest Expense to Average Assets 1.78% 2.30% 1.97% Efficiency Ratio 61.05% 78.28% 65.84% Core Efficiency Ratio 61.21% 59.60% 62.80% 1 Ratios are annualized 4

LENDING • The Bank intends to continue to grow all segments of its loan portfolio, but will have a greater emphasis on commercial segments. • The Bank is currently increasing its commercial lending team in order to source new relationships and loans. • Historically, the Bank had limited its lending to properties or borrowers located in New Jersey. More recently, the Bank has followed existing commercial borrowers outside the LOAN TYPE ($ in thousands) 9/30/2014 12/31/2018 % CHANGE state thereby expanding the market area for Residential Real Estate $ 1,515,535 $ 1,830,186 20.8% new borrowers to the neighboring States of Home Equity / Consumer 523,933 394,600 -24.7% PA, NY and CT. Commercial and Multifamily 1,253,703 2,142,154 70.9% Real Estate • Residential mortgage lending has expanded Construction 133,110 261,473 96.4% to Pennsylvania and New York counties Commercial Business 118,255 333,876 182.3% contiguous to our market area. Total Loans 3,544,536 4,962,289 40.0% Net Deferred Loan Costs 3,263 16,893 • The Bank will seek to sell a portion of its Allowance for Loan Losses (57,904) (62,342) residential originations to support the growth Loans Receivable, Net $ 3,489,895 $ 4,916,840 of servicing fee income. Note: Columbia changed its fiscal year end in 2018 5

ASSET QUALITY • NPAs to assets have declined from 1.19% of assets at September 30, 2014 to 0.04% of assets at December 31, 2018. • ALLL to loans was 1.26% at December 31, 2018. 6

DEPOSITS • The Company’s primary source of funds is deposits, which are comprised of demand accounts, money market accounts, savings accounts and certificates of deposit. • Deposit growth is sourced through our retail branch network in conjunction with the efforts of our business development and commercial lending teams. • The Company will seek to add de novo branches to enter new markets and expand market penetration. • The Company does not currently use brokered deposits or on-line listing services to attract deposits. Note: Columbia changed its fiscal year end in 2018 7

BRANCHING STRATEGY • Expanding and optimizing footprint to penetrate more communities as well as modernizing existing facilities • Targeting four new branches per year subject to continued success • New branches will have a smaller footprint and fewer staff to match customer volume • Average total deposits of branches established 2016-2018 exceeding $100 million 8

EARNINGS Columbia Financial, Inc. THREE MONTHS ENDED MARCH 31, YEARS ENDED DECEMBER 31, Consolidated Income Statements ($ in thousands) 2019 2018 2018 2017 Interest and Dividend Income $ 62,887 $ 51,791 $ 226,290 $ 189,274 Interest Expense 20,503 12,730 62,256 45,965 Net Interest Income 42,384 39,061 164,034 143,309 Provision for Loan Losses 436 2,000 6,677 9,826 Non-Interest Income 6,037 4,543 21,688 16,818 Non-Interest Expense 29,559 26,015 145,386 105,421 Pre-Tax Income 18,426 15,589 33,659 44,880 Income Tax Expense 3,507 3,805 10,923 20,123 Net Income $ 14,919 $ 11,784 $ 22,736 $ 24,757 Basic and Diluted Earnings $ 0.13 N/A $ 0.20 N/A Per Share Core Net Income $ 14,819 $ 11,696 $ 50,123 $ 29,190 RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES Reconciliation to Core Net Income Net Income $ 14,919 $ 11,784 $ 22,736 $ 24,757 Add: Contribution to Foundation, Net of Tax - - 27, 466 2,744 Add: (Gains) Losses on Sale of Securities, Net of Tax (100) (88) (79) 1,689 Core Net Income $ 14,819 $ 11,696 $ 50,123 $ 29,190 9

PERFORMANCE RELATIVE TO LARGE CONVERSIONS • The following graph illustrates CLBK’s performance relative to all conversions since 2000 with net proceeds in excess of $250 million. The illustrated period is the third quarter following CLBK’s IPO which would be March 31, 2019. Source: S&P Global Peers: Bank Mutual, Beneficial, Brookline, Capitol Federal, First Niagara, Hudson City, Investors, Kearny, Meridian, New Alliance, Northfield, Northwest, Oritani, People’s United, Provident and TFS Financial 10

BUILDING THE TEAM • In September 2018, the Bank segregated its lending function from its credit function to provide more independence and enhance credit oversight • New hires include: • EVP / Head of Commercial Banking • SVP Market Manager for South and Central Jersey • SVP Treasury Management • EVP / Head of Consumer Banking • SVP Retail Lending • 1st SVP, Head of Retail Banking • SVP, Head of Retail Sales & Products • Experienced industry professionals have also been added including: customer facing employees, product specialists and technology support • Millennials currently represent 45% of Columbia’s employees 11

DIGITAL PLATFORM AND STRATEGY • The Company completed its core system conversion in 2015 to a state-of- the-art banking platform to facilitate real time transactions. • This real time platform allows the Company to support online account opening, mobile transactions and creates an enhanced user experience across our digital banking channels • The platform also facilitates P2P payments and advanced fraud monitoring applications • In 2016, the Company implemented a residential and consumer origination system to enhance productivity and customer experience. Online loan applications are fully supported. • The Q2 Business Treasury Management platform was implemented in 2018, enabling the Company to match the offerings of money center banks and far exceeding the capabilities of many of our regional peers. • A CRM and Commercial Loan Origination System is in the process of being implemented in 2019, which we believe will enhance the capability and efficiency of both our salesforce and back office. TOTAL TECH SPEND $6.8 MM 12

CAPITAL DEPLOYMENT • Organic Growth • Additional Lenders • De Novo branches • New Products • Technology • Potential Acquisitions • Mutual Institutions • Stock Institutions • Fee Based Businesses • Potential Stock Repurchases • Dividends • CLBK is not a “grandfathered” mutual holding company as defined in the Dodd Frank Act., which means that based upon the Federal Reserve current policy, cash dividends cannot be waived by the Columbia Bank, MHC. For this reason, CLBK does not expect to pay cash dividends to shareholders. 13

STRATEGY • Increasing earnings through the growth of our balance sheet • Expanding our commercial business relationships • Continue to emphasize the origination of 1-4 family residential mortgage loans • Increasing fee income through continued growth of fee-based activities • Expanding our franchise through de novo branching, branch acquisitions and the possible acquisition of other financial institutions and/or financial service companies • Maintaining asset quality through the application of a prudent, disciplined approach to credit risk as part of an overall risk management program • Expanding our technology infrastructure to broaden our product capabilities and improve product delivery and efficiency • Focusing on enhanced customer experience and continued customer satisfaction • Employing a shareholder-focused management of capital 14

COLUMBIA BANK FOUNDATION • Current Funding: $55 million • 2018 Total Donations: over $2 million • 2019 Anticipated Donations: $3 million • 2018 Team Columbia Volunteer Events: 156 • 2018 Team Columbia Participation Rate: nearly 100% • Added Programs: Employee Sponsored Giving and Community Program 15